--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 28, 2005



                                ----------------

                           Meta Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


                                 ---------------


         Delaware                        0-22140                 42-1406262
(State or other jurisdiction of     (Commission File)        (IRS Employer
incorporation or organization)           Number              Identification No.)

                   121 East Fifth Street, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (712) 732-4117

                               -------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the re gistrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))



--------------------------------------------------------------------------------

Section 5 - Corporate Governance and Management


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

               On Friday, January 28, 2005, the Registrant filed an amendment to its Articles of Incorporation with the State of Delaware, changing its name to Meta Financial Group, Inc. from First Midwest Financial, Inc. The amendment was approved by the Board of Directors, subject to shareholder approval, and announced in June 2004. On Monday, January 24, 2004, the amendment was approved by shareholders at the Company's annual meeting. The amendment became effective as of the close of business on January 28, 2005. There were no other amendments to the Articles of Incorporation.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        META FINANCIAL GROUP, INC.

                                 By: /s/ Ronald J. Walters
                                     -------------------------------------------
                                     Ronald J. Walters,
                                     Senior Vice President, Secretary, Treasurer
                                     and Chief Financial Officer


Dated: February 3, 2005